UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2005 (March 8, 2005)

UAP HOLDING CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-113345	11-3708834
(State of Incorporation)	(Commission File Number)	( I.R.S. Employer Identification No.)

7251 W. 4th Street

Greeley, Colorado 80634

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On March 10, 2005, UAP Holding Corp. issued a press release announcing the appointment of Mr. William H. Schumann to the Company’s Board of Directors, effective March 8, 2005. There are no arrangements or understandings between Mr. Schumann and any other person pursuant to which he was selected as a Director of the Company. Mr. Schumann will serve on the Audit Committee of the Company’s Board of Directors. Mr. Schumann has no reportable transactions under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated March 10, 2005.

Exhibit No.	Document

99.1	Press Release of UAP Holding Corp. dated March 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAP HOLDING CORP. (Registrant)

March 10, 2005

	By:	/s/ TODD A. SUKO
Todd A. Suko Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press Release dated March 10, 2005